UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2025
____________________
Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(936) 539-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders

On April 23, 2025, Kodiak Gas Services, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2025 (the “proxy statement”).
There were 88,677,479 shares of common stock outstanding on March 4, 2025, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, the holders of 82,809,075 shares of the Common Stock were represented in person or by proxy, representing approximately 93% of the total outstanding shares as of the Record Date, which constituted a quorum.
All nominated directors were elected, and the other proposals were approved by the required shareholder vote. The final voting results with respect to each proposal are set forth in the following tables.
1.At the Annual Meeting, the vote to elect three nominees identified in the proxy statement to serve as Class II directors until the 2028 annual meeting and until their successors are duly elected and qualified, was as follows:

Nominee	For	Withhold	Broker Non-Vote
Alex N. Darden	60,699,166	18,617,957	3,491,952
Randall J. Hogan, III	77,187,526	2,129,597	3,491,952
Margaret C. Montana	78,093,228	1,223,895	3,491,952
2. At the Annual Meeting, the vote to adopt the Company’s Employee Stock Purchase Plan was as follows:

For	Against	Abstain	Broker Non-Votes
79,222,765	22,535	71,823	3,491,952
3.At the Annual Meeting, the vote to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025, was as follows:

For	Against	Abstain	Broker Non-Votes
82,776,782	10,804	21,489	—
Item 9.01 Financial Statements and Exhibits.
d) Exhibits.

No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: April 24, 2025	By:	/s/ Kelly M. Battle
	Name:	Kelly M. Battle
	Title:	Executive Vice President, Chief Legal Officer,
Chief Compliance Officer and Corporate Secretary